EXHIBIT 32.2

INTERVIDEO, INC.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Randall Bambrough, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Quarterly Report of InterVideo, Inc. on Form 10-Q for the three-month period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of InterVideo, Inc.

Dated: May 10, 2005

/s/ Randall Bambrough
Randall Bambrough
Chief Financial Officer
(Principal Financial and Accounting Officer)